SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-12

LUXEMBURG BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

Proxy

LUXEMBURG BANCSHARES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints John Slatky, Donald E. Pritzl and Thomas J. Rueckl, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of stock of Luxemburg Bancshares, Inc. held of record by the undersigned on March 21, 2003 at the 2003 Annual Meeting of Shareholders of Luxemburg Bancshares, Inc. to be held on April 26, 2003 or at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” the election of all nominees for directors.

Please mark boxes in blue or black ink.

1.

ELECTION OF DIRECTORS:

FOR all nominees below to serve a term as specified below and until their successors are elected and qualified (except as marked to the contrary below)                                                                                   [   ]

WITHHOLD  AUTHORITY to vote for nominees as listed below.       [   ]

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)

Irvin G. Vincent (3 year term), Thomas J. Rueckl (3 year term), Raymond Balza (3 year term), Lois Hoida (2 year term), and Stephen Seidl  (1 year term).

2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on Shares. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:_________________________________, 2003

___________________________________________

                    (Signature of Shareholder)

Please mark, sign, date and return this

___________________________________________

Proxy promptly using the envelope provided.                                    (Signature of Shareholder - if held jointly)

____________________________________

Number of Shares

LUXEMBURG BANCSHARES, INC.

March 24, 2003

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Luxemburg Bancshares, Inc., which will be held at the Rendezvous, E896 County Road N, Luxemburg, Wisconsin, on April 26, 2003, at 1:00 p.m.  I look forward to meeting as many of our shareholders as possible.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented and voted at the meeting.  Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope.  If your stock is jointly held, each of you MUST sign the enclosed Proxy.  If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Luxemburg Bancshares, Inc.

Sincerely,

John Slatky

President and Chief Executive Officer

LUXEMBURG BANCSHARES, INC.

630 Main Street

P. O. Box 440

Luxemburg, Wisconsin 54217-0440

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 26, 2003

To The Shareholders:

The annual meeting of the shareholders of Luxemburg Bancshares, Inc. will be held at the Rendezvous, E896  County Road N, Luxemburg, Wisconsin, on April 26, 2003, at 1:00 p.m. for the following purposes:

1.

To elect five directors.

2.

To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 21, 2003 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Irvin G. Vincent,

Chairman of the Board of Directors

March 24, 2003

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed proxy at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly signing, dating, and returning the proxy will save the Company the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.  Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

LUXEMBURG BANCSHARES, INC.

630 Main Street

Luxemburg, Wisconsin 54217

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held April 26, 2003

This proxy statement, which was first mailed to shareholders on March 24, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of Luxemburg Bancshares, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 1:00 p.m. on April 26, 2003, at the Rendezvous, E896 County Road N, Luxemburg, Wisconsin, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date.  A proxy may also be revoked if the shareholder who executed it is present at the meeting and elects to vote in person.

Shareholders of record at the close of business on March 21, 2003 will be entitled to vote at the meeting on the basis of one vote for each share held.  On March 21, 2003, there were 553,785 shares of Common Stock outstanding.

1.

ELECTION OF DIRECTORS

Five directors are to be elected at the annual meeting.  It is intended that the accompanying proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on the proxy.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

Nominees

The following two directors are nominated for re-election as directors for a three year term to expire at the Company’s annual meeting of shareholders in 2006:

IRVIN G. VINCENT - Age 71.  Mr. Vincent serves as Chairman of the Board of the Company and the Bank.  He is chairman and founder of N.E.W. Plastics Corp., a Luxemburg business.  He also serves as Treasurer of Calwis Corp., a Green Bay company, and is a partner in GBCAL Partnership in Green Bay, Wisconsin.  Mr. Vincent is a cost accountant by trade and has served on the Bank’s Board of Directors for 24 years with 13 years as Chairman of the Board and is a past President of the Bank.  He has been a director of the Company since 1983.

THOMAS J. RUECKL - Age 62.  Mr. Rueckl has been a director of the Bank since 1985 and a director of the Company since 1986.  He is currently Vice Chairman of the Company.  From 1963 to 1972, Mr. Rueckl was employed as a Wisconsin licensed funeral director and retail salesman/buyer for the McMahon Funeral Home/Furniture Store in Luxemburg.  From 1972 to present, he has served as President and one-third owner of the business.

The following persons are nominated for election as new directors of the Company with terms as follows:

Three year term expiring at the Company’s annual meeting of shareholders in 2006:

RAYMOND J. BALZA – Age 52.  Mr. Balza was elected a director of the Bank in February 2003.  He has been employed by Packerland Packing Company since 1973.  Positions included serving as Controller and Manager of Financial Reporting.  Mr.Balza received his Bachelor of Science-Business Administration/Accounting Degree from the University of Wisconsin/Green Bay in 1973.

Two year term expiring at the Company’s annual meeting of shareholders in 2005:

LOIS M. HOIDA – Age 63.  Mrs. Hoida was a Certified Residential Appraiser until her retirement in 1998.  She owned Hoida Appraisal Service from 1994 - 1998 specializing in rural properties.  From 1989 – 1994 she was employed by L. McDonald Insurance Agency (a subsidiary of the Denmark State Bank) doing appraisals for the Denmark State Bank.  From 1980 – 1989 she was in Real Estate sales.  Mrs. Hoida now manages the Beacon Offices, a family owned investment, and serves as secretary on the Board of Directors of the Beacon Center Association.  Mrs. Hoida was elected a director of the Bank in February 2003.

One year term expiring at the Company’s annual meeting of shareholders in 2004:

STEPHEN L. SEIDL – 56.  Mr. Seidl has been a Real Estate Broker since 1970.  He is currently owner/partner in multi-merged companies forming ERA Titletown Realtors.  Also managing broker of Seidl and Associates, a division of ERA.  He is President of TCD (Tosa Construction and Development, Inc.) a land development and luxury home building firm.  His Community involvement currently includes a member of the Board of Directors of the Allouez Optimist Club and Bay Lakes Boy Scout Council, Treasurer of the Ashwaubenon Business Association, Board of Director and classroom volunteer of the Brown County Junior Achievement, and he is on the Executive Committee of Advance, Inc., the economic development arm of the Green Bay Chamber of Commerce.

Continuing Directors

The following directors have terms expiring at the Company’s annual meeting of shareholders in 2004:

WILLARD J. MARCHANT - Age 77.  Mr. Marchant has been retired since 1984.  He was the owner of Marchants Red Owl from 1947 until his retirement.  He was extremely active in civic organizations in the Brussels, Wisconsin area.  Mr. Marchant has been a director of the Bank since 1966 and a director of the Company since 1983.

DONALD E. PRITZL - Age 61.  Mr. Pritzl was General Manager of Casco FS Cooperative, a farm supply cooperative, with its main office at Casco, Wisconsin and branches at Luxemburg and Forestville until his retirement in 1999.  Casco FS Cooperative is a member of GROWMARK, INC. of Bloomington, Illinois.  Mr. Pritzl began his career as a GROWMARK employee in 1969 as sales manager for Manitowoc Farmco Cooperative and has been manager of Casco FS Cooperative since 1980.  He has been a director of the Bank since 1992 and a director of the Company since 1993.  He is currently Secretary of the Company.

JOHN A. SLATKY - Age 51.  Mr. Slatky is President, Chief Executive Officer and a director of the Company and Vice Chairman of the Bank of Luxemburg.  He commenced employment with the Bank in 1984 and has held various executive positions with the Company or the Bank since 1986.  He was employed at the Kimberly State Bank from 1974 through 1983.  Mr. Slatky has been a director of the Company since 1987 and a director of the Bank since 1986.

The following directors have terms expiring at the Company’s annual meeting of shareholders in 2005:

RICHARD L. DOUGHERTY – Age 70.  Mr. Dougherty has been sole proprietor of Green Bay Highway Products, a highway products supply company, since 1984.  He has been a director of the Bank since 1992 and a Director of the Company since 1993.

RONALD A. LEDVINA - Age 57.  Mr. Ledvina owns and operates Ledvina Farms in a partnership with his brother.  From 1969 to 1975 he was employed by Sentry Insurance as a computer programmer and systems programmer.  He was employed by Northwest Engineering as a computer programming project leader from 1975 through 1980, where he was responsible for financial and manufacturing computer program development.  Mr. Ledvina has been a director of the Bank since 1989 and a director of the Company since 1989.

DAVID L. LUEBBERS - Age 53.  Mr. Luebbers, President and a Director at the Bank, has held numerous officer positions since 1989.  Mr. Luebbers is responsible for overseeing all loan operations and managing the investment portfolio.  Mr. Luebbers also serves as one of the Company’s Vice Presidents.  He has been a director of the Bank and the Company since 2000.

The directors of the Bank are currently the same as the directors of the Company.

Information Regarding the Board and its Committees

The Bank’s Board of Directors has an Audit Committee, and an Executive Committee, which functions as the Bank’s Compensation Committee.  There is no standing Nominating Committee.  Messrs. Ledvina, Dougherty and Vincent serve on the Audit Committee, which meets with financial management, supervises the internal audit effort, and meets with the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Vincent, Pritzl and Slatky serve on the Executive Committee, which reviews the compensation of the President and Chief Executive Officer and other officers of the Bank and determines employee bonus plan allocations.

The Audit and Examination Committee of the Bank met four times during fiscal 2002 and the Executive Committee of the Bank met four times during fiscal 2002.  The entire Board of Directors of the Bank met fifteen times during fiscal 2002.  All directors attended 75% or more of the aggregate number of Board meetings and committee meetings.

The Board of Directors of the Company met eight times during fiscal 2002.  The Company’s Board of Directors appointed Messrs. Ledvina , Dougherty and Vincent to serve on the Company’s Audit and Examination Committee, which meets with the independent auditors to review all accounting, audit and financial matters, including the review of the quarterly filings.  The Committee met five times during 2002. For additional information, see the Audit Committee Report and Charter (Appendix A).   The Company has no other standing committees.  All directors attended at least 75% of the aggregate number of Board and Committee meetings.

Director Compensation

Non-employee directors are compensated at a rate of $700 per month.  The monthly compensation is invested in a deferred compensation program until the retirement of the director at which time it is paid to the director over a ten (10) year period.  The deferred compensation interest rate is determined by the Board of Directors on or before January 31 for the then current deferral year.  The current rate is 8%.

The Chairman of the Board is compensated at a rate of $850 per month.  The compensation is invested in a deferred compensation program on the same terms as the other directors.

In addition, all non-employee directors are compensated $150 per meeting attended and $150 per day for time spent attending to other banking related matters.

Related Transactions

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors and executive officers and their associates.  As of December 31, 2002, the directors and executive officers of the Company and their associates, as a group, were indebted to the Bank in the aggregate amount of approximately $2,570,000.  All loans included in such transactions were made in the ordinary course of business, on substantially the same terms (including interest rate and collateral) as those prevailing at the time for comparable transactions with other persons, and in the opinion of management of the Company did not involve more than the normal risk of collectibility or present other unfavorable features.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS,

DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of outstanding shares of the Company’s Common Stock as of March 21, 2003 by the Company’s current directors and nominees, the persons named in the compensation table shown below, current directors and executive officers as a group, and each person known to the Company to be the beneficial owner of 5% or more of the Company’s Common Stock.

Number of Shares

Percentage of

Beneficially Owned

Shares Outstanding

Raymond J. Balza

   800

*

Richard L. Dougherty

4,634

*

Lois M. Hoida

3,200

*

Sheri L. Knope

     91

*

Ronald A. Ledvina

5,398

*

David Luebbers

6,017

1.1%

Willard J. Marchant

             44,000

8.0%

P.O. Box 31

Brussels, WI  54204

Donald E. Pritzl

1,353

*

Thomas J. Rueckl

6,372

1.2%

Stephan L. Seidl

   230

*

John A. Slatky

6,995

1.3%

Irvin G. Vincent

             40,408

7.4%

P.O. Box 480

Luxemburg, WI  54217

All directors and executive

officers as a group (12 persons)

            119,498

21.8%

*Less than one percent.

EQUITY PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (1)
Equity compensation plans approved by security holders. . . . . . . . . . 0		N/A	19,849

Equity compensation plans not approved by security holders. . . . . . . 0		N/A	0

Total. . . . . . . . . . . . . . . . . . . . . 0			19,849

1.

Includes 6,000 shares available for issuance under the 1999 Employee Stock Purchase Plan and 13,849 shares available for issuance under the 1999 Director Stock Purchase Plan.  Under the 1999 Employee Stock Purchase Plan, eligible employees may purchase shares annually by payroll deductions, subject to certain aggregation limitations, at a purchase price equal to 85% of the lesser of the fair market value of the Company’s Common Stock on the first day or last day of the offering period.  The number of shares available for sale under this plan may be increased on January 1 of each year by an amount equal to the lesser of (i) 6,000 shares, (ii) the number of shares purchased under the plan in the previous year or (iii) a lesser amount determined by the Board of Directors.  Under the 1999 Director Stock Purchase Plan, the Board of Directors may, from time to time, offer directors the opportunity to purchase the Company’s Common Stock, subject to certain aggregation limitations, at an offering price equal to the fair market value, currently set at book value, of the Common Stock.

EXECUTIVE COMPENSATION

The table below sets forth certain information with respect to compensation paid during the years presented to the executive officers who received a total salary and bonus in excess of $100,000 in 2002.

Name and

Annual Compensation

      All Other

Principal Position

        Year

Salary

Bonus

Compensation (1)

John A. Slatky,

       2002

$ 114,452

$12,912

                       $ 5,402

President and Chief    2001

$ 103,680

$10,464

         $ 4,247

Executive Officer

      2000

$   86,791

$ 4,680

         $ 4,211

David Luebbers

       2002

$   95,099

$46,617

         $4,745

Vice President

       2001

$   88,753

$13,080

         $3,972

       2000

$   89,491

$ 6,240

         $3,627

(1)  Represents Company contributions under the Company’s 401(k) and profit sharing plan.

AUDIT COMMITTEE REPORT

The Company has established a three-member audit committee within the Board of Directors which currently consists of Ronald Ledvina, Richard Dougherty, and Irvin Vincent.

The Board of Directors has determined that each of the audit committee members is an “independent director,” as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.  The Board of Directors has adopted a written audit committee charter, which charter is set forth on Appendix A to this Proxy Statement.

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), “Communication with Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” as amended, and has discussed with the independent accountants the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year.

The following table summarizes fees for professional services rendered by Wipfli Ulrich Bertelson LLP, the Company’s principal accountant for fiscal 2002:

Audit Fees

$34,200

Financial Information Systems

                 and Implementation Fees

$0

Tax related fees

$4,300

All Other Fees

$1,900

The audit committee has considered that the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and satisfied itself as to the accountant’s independence.

By:  /s/ Richard L. Dougherty

By:  /s/ Ronald Ledvina

Richard L. Dougherty

Ronald Ledvina

By:  /s/  Irvin  G.  Vincent___

Irvin G. Vincent

OTHER MATTERS

Annual Report

The Company’s Annual Report for the year ended December 31, 2002, is being mailed to each shareholder with this proxy and proxy statement. The Company’s 2002 financial statements have been, and the Company anticipates that its 2003 financial statements will be, audited by Wipfli Ullrich Bertelson LLP. Representatives of that firm are not expected to be present at the meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners compiled with all filing requirements applicable to them with respect to transactions during fiscal 2002.

Solicitation of Proxies

The proxy accompanying this proxy statement is solicited by the Board of Directors of the Company.  Proxies may be solicited by officers, directors, and regular, supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.  Such solicitations may be made personally, or by mail, facsimile, overnight delivery service, telephone, or messenger.  The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.  All of the costs of solicitation of proxies will be paid by the Company.

Voting Procedures

The votes of shareholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company.  The nominees for directors of the Company who receive the greatest number of votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote thereon will be elected directors of the Company.

Abstentions will have no effect on the outcome of the vote for the election of directors.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present with respect to that matter but are considered present for quorum purposes.

Other Proposed Action

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting.  However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Future Shareholder Proposals

Any shareholder proposals intended for consideration at the 2004 Annual Meeting of Shareholders must be received by the Company by November 25, 2003 for consideration of inclusion in the Company's proxy statement related to that meeting. A shareholder proposal or nomination for director must be received by January 27, 2004, and meet all other applicable legal requirements, including those specified in the Company’s bylaws, for consideration at the meeting.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT 630 MAIN STREET, P.O. BOX 440, LUXEMBURG, WISCONSIN 54217-0440.  EXHIBITS TO THE FORM 10-KSB WILL BE FURNISHED UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THEM.

By Order of the Board of Directors

Donald E. Pritzl

Secretary

Luxemburg, Wisconsin

March 24, 2003.

Appendix A

LUXEMBURG BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

Effective as of March 19, 2003

I.  Purpose

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders, to the investment community and to governmental agencies relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company.  The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board.  It is not the responsibility of the Committee or any member of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management of the Company is responsible for preparing the Company’s financial statements, and the independent public accountants are responsible for auditing the Company’s financial statements.

II.  Committee Composition

The Committee shall be comprised of at least three members, comprised solely of “independent” directors who are “financially literate” at the time of their appointment to the Committee.  A director is “independent” and “financially literate” if he or she meets the requirements set forth in the rules of the Nasdaq Stock Market and the SEC as well as the rules and requirements under the Federal Deposit Insurance Corporation Improvement Act of 1991.

If reasonably practicable, the Committee shall comply with the requirement that at least one member of the Committee shall meet the definition of “financial expert.”

The members of the Committee shall be elected by the Board to hold such office until their successors shall be duly elected and qualified.  Unless a Chairman is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.  Meetings and Reports

The Committee shall meet as frequently as the Committee deems necessary, but not less frequently than four times each year.  Special Meetings of the Committee may be called at any time by any member thereof on not less than three days notice.  The Committee shall report periodically to the Board of Directors regarding the Committee’s activities, findings and recommendations.

The Committee may conduct its business and affairs at any time or location it deems appropriate.  Attendance and participation in a meeting may take place by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are filed with the minutes of the Committee.  All decisions of the Committee shall be determined by the affirmative vote of a majority of the members present.

IV.  Responsibilities and Powers

The Committee shall be responsible for the following:

A.

Oversight of the Independent Auditors

1.

Appoint the independent public accountants to audit the books and records of the Company and approve audit engagement fees and terms.

2.

Obtain a formal written statement listing all relationships between the independent public accountants and the Company from the independent public accountants on an annual basis.  Review and discuss with the independent public accountants any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants and review the actions taken to ensure the independent public accountants’ independence.

3.

Receive the written disclosures and confirmation from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, discuss with the independent auditors the independent auditors’ independence, including activity engaging in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

4.

Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

B.

Financial Statement and Disclosure Matters

1.

Review with management and the independent public accountants the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K.

2.

Review with management and the independent public accountants the Company’s quarterly operating results to be included in the Company’s Quarterly Reports on Form 10-Q.  The Chairman of the Committee may represent the entire Committee for purposes of this review.

3.

Review any disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer regarding any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data material weaknesses in the Company’s internal controls and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

4.

As part of the review of the Company’s Annual Report on Form 10-K, review and discuss with the independent public accountants (1) all critical accounting policies and practices used in the audited financial statements, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) other written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented from time to time.

6.

Based on the review and discussions referred to in Sections IV.A.3, IV.B.1 and IV.B.6, make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K filed each year.

7.

Review any recommendations of the independent auditors resulting from the audit and monitor management’s response in an effort to ensure that appropriate actions are taken.

8.

Review with the independent auditors any matter of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management’s response to such disagreements, problems or difficulties.

C.

Approval of Audit and Non-Audit Services

1.

Except as provided below, pre-approve all audit and permitted non-audit services to be provided by the Company’s independent public accountants.

2.

Pre-approval of permitted non-audit services is not required if (1) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Company to the independent public accountants during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

3.

The following are prohibited non-audit services which may not be performed by any independent public accountant for the Company: (1) bookkeeping or other services related to the accounting records or financial statements of the Company, (2) financial information systems design and implementation, (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports, (4) actuarial services, (5) internal audit outsourcing services, (6) management functions or human resources, (7) broker or dealer, investment adviser, or investment banking services, (8) legal services and expert services unrelated to the audit, and (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

D.

Other

1.

Review, periodically, the adequacy of the Company’s internal controls.

2.

Review, periodically, the Company’s protection of assets programs, including insurance.

3.

Establish, review and update as needed a Code of Business Conduct and Ethics for certain principal officers (Code) and ensure that management has established a system to enforce the Code.

4.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5.

Review and approve any material transaction to which the Company is a party involving a conflict of interest with a director, executive officer or other affiliate of the Company; provided, however, that the Committee shall not be responsible for approving related party transactions which are approved by  the full Board or by another committee of the Board.  The Committee shall not be responsible for approving transactions within the scope of Regulation O promulgated under Section 22(h) of The Federal Reserve Act.

E.

Subsidiaries of the Corporation

1.

Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Company that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2(a) and (b) and Sections 363.3(a) and (b), respectively.

2.

Perform the duties required to be performed by a fiduciary audit committee for any bank and non-bank subsidiary of the Company exercising fiduciary powers that does not have its own audit committee, in each case to the extent

3.

permitted, and in the manner required, by applicable laws and regulations.

F.

Committee Administration

1.

Review and assess the adequacy of this Charter on at least an annual basis.

2.

Review and assess on an annual basis whether the Committee has satisfied its responsibilities during the prior year in compliance with this Charter.

3.

Direct and supervise an investigation into any mater the Committee deems necessary and appropriate.

4.

In the course of fulfilling its duties, the Committee has the authority to retain its independent legal, accounting and other advisors in its sole discretion.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of fees to any such advisors.

5.

Take action in connection with such other powers and responsibilities as the Board of Directors may, from time to time, determine.